UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 21, 2004

NORTHWEST INDIANA BANCORP
(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	000-26128 (Commission File Number)	35-1927981 (IRS Employer Identification No.)

9204 Columbia Avenue
Munster, Indiana 46321
(Address of principal executive offices) (Zip Code)

(219) 836-4400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

99.1	Quarterly Earnings Release and Unaudited Consolidated Balance Sheets, Consolidated Statements of Income and Selected Financial Data for the Quarter Ended March 31, 2004

Item 12.	Results of Operations and Financial Condition

     On April 19, 2004, NorthWest Indiana Bancorp issued a press release reporting its financial results for the quarter ended March 31, 2004. A copy of the press release is filed as Exhibit 99.1 and 99.2 to this report and is incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 19, 2004
NORTHWEST INDIANA BANCORP
	By:	/s/ David A. Bochnowski
		Name:	David A. Bochnowski
		Title:	Chairman of the Board and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Quarterly Earnings Release and Unaudited Consolidated Balance Sheets, Consolidated Statements of Income and Selected Financial Data for the Quarter Ended March 31, 2004